Execution Version
AMENDMENT NO. 1 TO CREDIT AGREEMENT
This Amendment No. 1 to Credit Agreement (this "First Amendment") dated as of June [27], 2014, is made by and among CABOT MICROELECTRONICS CORPORATION, a Delaware corporation (the "Borrower"), each lender party hereto (collectively, the "Lenders" and individually, a "Lender"), BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"), a Swing Line Lender and an L/C Issuer, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.
W I T N E S S E T H:
WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of February 13, 2012 (as amended, modified, supplemented, restated, or amended and restated, to, but not including, the date hereof, the "Credit Agreement"; the capitalized terms used in this First Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a term loan facility and a revolving credit facility;
WHEREAS, each of the Guarantors has entered into one of the Guaranties pursuant to which it has guaranteed certain obligations of the Borrower; and
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree (and the Administrative Agent and all of the Lenders have agreed) to amend certain terms of the Credit Agreement and certain other Loan Documents, including, but not limited to, (i) increasing the outstanding amount of the Term Loan Facility as of the date hereof and (ii) extending the Maturity Date, and the Administrative Agent and the Lenders party hereto are willing to effect such amendments and such other amendments set forth in Sections 1, 2 and 3 below on the terms and conditions contained in this First Amendment;
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.            Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein, effective as of the First Amendment Effective Date (as defined below), the Credit Agreement (exclusive of Schedules and Exhibits thereto) shall be amended so that it reads as set forth in Exhibit A hereto.
2.            Amendments to Schedules and Exhibits to the Credit Agreement.  Subject to the terms and conditions set forth herein, effective as of the First Amendment Effective Date:
(a)	Schedule 1.01 (Mandatory Cost Formulae Schedule) to the Credit Agreement is hereby deleted in its entirety;
(b)	Schedule 2.01 (Commitments and Applicable Percentages Schedule) to the Credit Agreement is hereby replaced in its entirety by Schedule 2.01 attached hereto;
(c)	Schedule 2.07(a) (Term Loan Repayment Schedule) to the Credit Agreement is hereby replaced in its entirety by Schedule 2.07(a) attached hereto;
(d)	Schedule 10.02 (Administrative Agent's Office; Certain Addresses for Notice Schedule) to the Credit Agreement is hereby replaced in its entirety by Schedule 10.02 attached hereto;
(e)	Exhibit D (Form of Compliance Certificate) to the Credit Agreement is hereby replaced in its entirety by Exhibit D attached hereto;
(f)	Exhibit F (Form of Guaranty) to the Credit Agreement is hereby replaced in its entirety by Exhibit F attached hereto;
(g)	Exhibit G (Form of Pledge Agreement) to the Credit Agreement is hereby replaced in its entirety by Exhibit G attached hereto; and
(h)	Exhibit H (Form of Security Agreement) to the Credit Agreement is hereby replaced in its entirety by Exhibit H attached hereto.

3.            Amendments to Certain Loan Documents.  Subject to the terms and conditions set forth herein, effective as of the First Amendment Effective Date:
(a)	the Guaranty shall be amended so that it reads as set forth in Exhibit F hereto;
(b)	the Pledge Agreement shall be amended so that it reads as set forth in Exhibit G hereto; and
(c)	the Security Agreement shall be amended so that it reads as set forth in Exhibit H hereto.
4.            Effectiveness; Conditions Precedent.  This First Amendment shall become effective at the time (the "First Amendment Effective Date") when each of the following conditions has been satisfied:
(a)
The Administrative Agent shall have received counterparts of this First Amendment, duly executed by the Borrower, each Guarantor, the Administrative Agent and each of the Lenders, which counterparts may be delivered by telefacsimile or other electronic means (including .pdf), but such delivery will be promptly followed by the delivery of four (4) original signature pages by each Person party hereto unless waived by the Administrative Agent;

(b)
the Administrative Agent shall have received, in form and substance reasonably acceptable to the Administrative Agent, such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer, in connection with this Agreement and the other Loan Documents to which such Loan Party is a party (it being understood that such certificates, resolutions and other actions shall be reasonably acceptable if substantially similar in form and substance (with such adjustments as are customary in connection with an amendment of the type described herein) to those delivered in connection with the original closing of the Credit Agreement);

(c)
the Administrative Agent shall have received such customary documents and certifications to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing and in good standing in its jurisdiction of organization;

(d)	each requesting Term Loan Lender (including any Additional Term Loan Lender, if any) shall have received a Term Loan Note executed by the Borrower in favor of such Term Loan Lender;
(e)
the Administrative Agent shall have received favorable opinions of Wachtell, Lipton, Rosen & Katz, as New York counsel to the Loan Parties, Potter Anderson Corroon LLP, as Delaware counsel to the Loan Parties, and H. Carol Bernstein, General Counsel to the Borrower, as to this First Amendment and in form and substance reasonably satisfactory to the Administrative Agent;

(f)	the Administrative Agent shall have received a solvency certificate signed by a Responsible Officer of the Borrower as to the Solvency of the Borrower and its Subsidiaries as of the Closing Date;
(g)
the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that there has been no event or circumstance since December 31, 2013 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; and

(h)
 (i) the Borrower shall have paid to the Administrative Agent, for the account of each Lender executing this First Amendment by 5:00 p.m. New York Time on [June 26], 2014, an upfront fee, equal to ten basis points (10 "bps") multiplied by (A) in the case of the Revolving Credit Lenders (including any such Person that becomes a Lender to the Credit Agreement pursuant to an assignment in connection herewith), each such Revolving Credit Lender's Revolving Credit Commitment immediately after giving effect to this First Amendment and (B) in the case of the Term Loan Lenders (including any such Person that becomes a Lender to the Credit Agreement pursuant to an assignment in connection herewith), each such Term Lender's Outstanding Amount of Term Loans immediately after giving effect to this First Amendment; and (ii) the Borrower shall have paid any fees required to be paid on the First Amendment Effective Date pursuant to that certain Engagement Letter dated as of May 1, 2014 by and among the Borrower, the Administrative Agent and MLPFS shall have been paid.

5.            Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this First Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
(a)
The representations and warranties made by each of the Borrower and each other Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which they are a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

(b)
This First Amendment has been duly authorized, executed and delivered by each of the Loan Parties and constitutes a legal, valid and binding obligation of such parties, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(c)
The Persons appearing as Guarantors on the signature pages to this First Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents (in each case as amended hereby and after giving effect to Section 6 hereof), including without limitation all Persons who became Domestic Subsidiaries and were required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor to the extent required by the terms of the Credit Agreement (as amended hereby); and

(d)	As of the First Amendment Effective Date, no Default or Event of Default has occurred and is continuing.
6.            Release of CMGC and Partial Release of Lien on CMGC Common Shares.
(a)
As a result of Cabot Microelectronics Global Corporation ("CMGC") ceasing to be a Domestic Subsidiary after giving effect to the amendments contemplated hereby, immediately after the effectiveness hereof, (i) CMGC shall automatically be released as a Guarantor under the Guaranty and as a Pledgor under and as defined in each of the Security Agreement, the Pledge Agreement and the IP Security Agreement, (ii) all of CMGC's Obligations shall automatically be terminated, (iii) all of the Liens and other charges of whatever nature granted in respect of CMGC's assets will be automatically released and of no further force and effect, and (iv) the pledge by the Borrower of the 35% of the Voting Equity Interests (as defined in the Pledge Agreement) of CMGC shall automatically be released and of no further force and effect such that the total amount of the Voting Equity Interests (as defined in the Pledge Agreement) of CMGC that is pledged as collateral security for the payment, performance and satisfaction of the Secured Obligations to the Administrative Agent for the benefit of the Secured Parties immediately after giving effect to this Section 6 shall be limited to 65% of the Voting Equity Interests of CMGC.

(b)
In furtherance of the foregoing, at the expense of the Borrower, the Administrative Agent will (and each of the parties hereto authorizes the Administrative Agent to) promptly following effectiveness hereof (and from time to time as reasonably requested by the Borrower or CMGC thereafter), (i) execute and deliver to the Loan Parties (or any designee of the Loan Parties, including their counsel) any such lien releases, discharges of security interests, pledges or guarantees and other similar discharge or release documents, as are reasonably requested to release, as of record, the liens and security interests described in the foregoing paragraph granted by (or related to) CMGC under the Loan Documents and (ii) deliver to the Borrower (or any designee of the Borrower) all instruments evidencing pledged debt and all pledged equity certificates and any other similar collateral related to CMGC (together with related transfer powers, if any) previously delivered in physical form by the Loan Parties to the Administrative Agent to the extent that such instruments, certificates or similar collateral constitute collateral of the type described in the foregoing paragraph.

7.            Consent of the Guarantors; Confirmation of Security Interest.
(a)
Each Guarantor hereby consents, acknowledges and agrees to the First Amendment and hereby reaffirms in all respects the Guaranty (including without limitation the continuation of such Guarantor's payment and performance obligations thereunder upon and after the First Amendment Effective Date) and the enforceability of the Guaranty against such Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)
Each of the Borrower and each Guarantor that is a party to the Security Agreement hereby reaffirms its grant pursuant to the Security Agreement, as collateral security for the payment, performance and satisfaction of its Secured Obligations (for purposes hereof, as such term is defined in the Credit Agreement after giving effect hereto), to the Administrative Agent for the benefit of the Secured Parties a continuing first priority security interest in and to the Collateral (as defined in the Security Agreement).

(c)
Each of the Borrower and each Guarantor that is a party to the Pledge Agreement hereby reaffirms its grant pursuant to the Pledge Agreement, as collateral security for the payment, performance and satisfaction of its Secured Obligations, to the Administrative Agent for the benefit of the Secured Parties a continuing security interest in and to the Collateral (as defined in the Pledge Agreement).

(d)
Each of the Borrower and each Guarantor that is a party to the IP Security Agreement hereby reaffirms its grant pursuant to the IP Security Agreement, as collateral security for the payment, performance and satisfaction of its Secured Obligations, to the Administrative Agent for the benefit of the Secured Parties a continuing security interest in and to the Collateral (as defined in the IP Security Agreement).

(e)
Each of the Borrower and each Guarantor agrees that (except as described in Section 6 hereof) nothing contained herein will operate to impair or adversely affect the priority of the Liens and security interests granted by the Loan Parties as security for the Secured Obligations.

8.            Entire Agreement.  This First Amendment, together with all the Loan Documents (collectively, the "Relevant Documents"), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this First Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
9.            Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
10.            Waiver of Increased Costs and Compensation for Losses Sections.  The Lenders hereby waive their right to compensation pursuant to Section 3.04 or 3.05 of the Credit Agreement to the extent the right to such compensation arises as a result of the effectiveness of this First Amendment and the transactions contemplated hereby, including the satisfaction of conditions hereto.
11.            Counterparts.  This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this First Amendment by telecopy or other electronic means (including .pdf) shall be effective as delivery of a manually executed counterpart of this First Amendment.
12.            Governing Law.  This First Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.
13.            Severability.  If any provision of this First Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this First Amendment shall nonetheless remain legal, valid and enforceable on the parties hereto and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provision with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provision.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
14.            References.  From and after the First Amendment Effective Date, all references in the Credit Agreement and any of the other Loan Documents to the "Credit Agreement", the "Exhibits" and "Schedules" thereto, the "Guaranty" and the "Security Agreement" shall be deemed to be references to the Credit Agreement, the Exhibits and Schedules to the Credit Agreement, the Guaranty and the Security Agreement, as applicable, as amended or modified hereby.
15.            Successors and Assigns.  This First Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, each of the Guarantors and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.
CABOT MICROELECTRONICS CORPORATION, as Borrower
By:
Name:
Title:

Amendment No. 1 to Credit Agreement
Signature Pages
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GUARANTORS:
CABOT MICROELECTRONICS POLISHING CORPORATION, as a Guarantor
By:
Name:
Title:

QED TECHNOLOGIES INTERNATIONAL, INC., as a Guarantor
By:
Name:
Title:

Amendment No. 1 to Credit Agreement
Signature Pages
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CABOT MICROELECTRONICS GLOBAL CORPORATION1
By:
Name:
Title:

1 Cabot Microelectronics Global Corporation, a Guarantor prior to giving effect hereto, is being released as a Guarantor pursuant to the terms hereof.

Amendment No. 1 to Credit Agreement
Signature Pages
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ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
as Administrative Agent
By:
Name:
Title:

Amendment No. 1 to Credit Agreement
Signature Pages
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LENDERS:
BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender
By:
Name:
Title:

Amendment No. 1 to Credit Agreement
Signature Pages
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EXHIBIT A
Conformed Credit Agreement
(see attached)

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SCHEDULE 2.01
COMMITMENTS
 AND APPLICABLE PERCENTAGES

Lender	Revolving Credit Commitment as of First Amendment Effective Date	Applicable Revolving Credit Percentage
Bank of America, N.A.	$32,727,272.73	32.727272730%
JPMorgan Chase Bank, N.A.	$27,272,727.27	27.272727270%
Wells Fargo Bank, National Association	$20,000,000.00	20.000000000%
BMO Harris Financing, Inc.	$12,727,272.73	12.727272730%
U.S. Bank National Association	$7,272,727.27	7.272727270%
Total	$100,000,000.00	100.000000000%

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Lender	Term Loan Commitment as of the Closing Date (Prior to Giving Effect to the Funding of the Term Loans on the Closing Date)	Applicable Percentage of Term Loan Facility
Bank of America, N.A.	$57,272,727.27	32.727272726%
JPMorgan Chase Bank, N.A.	$47,727,272.73	27.272727274%
Wells Fargo Bank, National Association	$35,000,000.00	20.000000000%
BMO Harris Financing, Inc.	$22,272,727.27	12.727272726%
U.S. Bank National Association	$12,727,272.73	7.272727274%
Total	$175,000,000.00	100.000000000%

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Additional Term Loan Lender	Additional Term Loan Commitment as of First Amendment Effective Date	Applicable Percentage of Term Loan Facility
Bank of America, N.A.	$5,727,272.73	32.727272730%
JPMorgan Chase Bank, N.A.	$4,772,727.27	27.272727270%
Wells Fargo Bank, National Association	$3,500,000.00	20.000000000%
BMO Harris Financing, Inc.	$2,227,272.73	12.727272730%
U.S. Bank National Association	$1,272,727.27	7.272727270%
Total	$17,500,000.00	100.000000000%

Lender	Total Term Loan Exposure as of First Amendment Effective Date	Applicable Percentage of Term Loan Facility
Bank of America, N.A.	$57,272,727.27	32.727272730%
JPMorgan Chase Bank, N.A.	$47,727,272.93	27.272727270%
Wells Fargo Bank, National Association	$35,000,000.15	20.000000000%
BMO Harris Financing, Inc.	$22,272,727.37	12.727272730%
U.S. Bank National Association	$12,727,272.78	7.272727270%
Total	$175,000,000.00	100.000000000%

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SCHEDULE 2.07(a)
TERM LOAN REPAYMENT AS OF FIRST AMENDMENT EFFECTIVE DATE

Date of Amortization Payment	Amount of Amortization Payment
September 30, 2014	$2,187,500.00
December 31, 2014	$2,187,500.00
March 31, 2015	$2,187,500.00
June 30, 2015	$2,187,500.00
September 30, 2015	$2,187,500.00
December 31, 2015	$2,187,500.00
March 31, 2016	$2,187,500.00
June 30, 2016	$2,187,500.00
September 30, 2016	$2,187,500.00
December 31, 2016	$2,187,500.00
March 31, 2017	$2,187,500.00
June 30, 2017	$3,281,250.00
September 30, 2017	$3,281,250.00
December 31, 2017	$3,281,250.00
March 31, 2018	$3,281,250.00
June 30, 2018	$4,375,000.00
September 30, 2018	$4,375,000.00
December 31, 2018	$4,375,000.00
March 31, 2019	$4,375,000.00
Maturity Date	Remaining aggregate principal amount of all Term Loans

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SCHEDULE 10.02
ADMINISTRATIVE AGENT'S OFFICE;
 CERTAIN ADDRESSES FOR NOTICES
BORROWER:
Cabot Microelectronics Corporation
870 North Commons Drive
Aurora, Illinois 60504
Attention:	H. Carol Bernstein, General Counsel
Telephone:	(630) 375-5461
Facsimile:                                        (630) 499-2644
Electronic Mail:                                        Carol_Bernstein@cabotcmp.com
Website Address:	www.cabotcmp.com
Taxpayer Identification Number:  36-4324765
ADMINISTRATIVE AGENT:
Administrative Agent's Office
(for payments and Requests for Credit Extensions):
Bank of America, N.A.
101 N Tryon St.
Mail Code:  NC1-001-05-46
Charlotte, NC  28255
Telephone:                                        980-388-3225
Telecopier:                                        704-719-5362
Electronic Mail:                                        Charles.Hensley@baml.com
US DOLLAR PAYMENT INSTRUCTIONS
Bank of America, N.A.
New York, NY
ABA# 026009593
Acct # 1366212250600
Ref:  Cabot Microelectronics Corporation
Attn: Credit Services
EUR PAYMENT INSTRUCTIONS:
Bank of America London
IBAN: GB63 BOFA 1650 5096 2720 19
Swift Address: BOFAGB22
Acct #: 96272019
Attn: Grand Cayman Unit #1207
Ref: Cabot Microelectronics

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GBP PAYMENT INSTRUCTIONS:
Bank of America London
Sort Code: 165050
IBAN: GB41 BOFA 1650 5096 2720 27
Swift Address: BOFAGB22
Acct #: 96272027
Attn: Grand Cayman Unit #1207
Ref: Cabot Microelectronics
YEN PAYMENT INSTRUCTIONS:
Bank of America, Tokyo
SWIFT: BOFAJPJX
Acct #: 96272011
Attn: Credit Services Grand Cayman Unit 1207
Ref: Cabot Microelectronics
SINGAPORE DOLLAR PAYMENT INSTRUCTIONS:
Bank of America Singapore
Account No. (for Singapore Dollar):  91207005
Ref:  Cabot Microelectronics Corporation
Attn: Credit Services
Swift Address: BOFASG2X  Ref: Cabot Microelectronics

Other Notices as Administrative Agent:
Bank of America, N.A.
Agency Management
 135 S. LaSalle Street
Mail Code:  IL4-135-09-61
Chicago, Illinois 60603
Attention:	Felicia Brinson
Telephone:	312.828.7299
Facsimile:	877.216-2432
Electronic Mail:	felicia.brinson@baml.com

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L/C ISSUERS:
Bank of America, N.A.
Trade Operations
1 Fleet Way
Mail Code:  PA6-580-02-30
Scranton, PA 18507
Attention:	Alfonso Malave
Telephone:	570-496-9622
Facsimile:	800-755-8743
Electronic Mail: Alfonzo.malave@baml.com

J.P. Morgan Chase Bank, N.A.
Attention: Global Trade Services
131 S. Dearborn, 5th Floor
Mail Code: IL1-0236
Chicago, Illinois 60603-5506
Phone: 800-634-1969
E-mail: GTS.Client.Services@jpmchase.com

SWING LINE LENDER:
Bank of America, N.A.
101 N Tryon St.
Mail Code:  NC1-001-05-46
Charlotte, NC  28255
Telephone:                                        980-388-3225
Telecopier:                                        704-719-5362
Electronic Mail:                                        Charles.Hensley@baml.com

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EXHIBIT D
FORM OF COMPLIANCE CERTIFICATE
(see attached)

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EXHIBIT F
FORM OF GUARANTY

(see attached)

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EXHIBIT H
FORM OF SECURITY AGREEMENT

(see attached)
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